Exhibit 10.8

FIRST AMENDMENT AMENDED AND RESTATED TO LOAN AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of July 28, 2017, by and between PACIFIC WESTERN BANK (“Bank”) and DRAFTKINGS INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of October 21, 2016 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                   Section 6.7(a) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(a)               Minimum Cumulative Revenue. Measured monthly and calculated on a cumulative basis with the measuring period beginning on July 1, 2017, Borrower shall achieve Revenue of at least the amounts shown in the table immediately below for the corresponding reporting periods.

Reporting Period Ending	Minimum Cumulative Revenue
July 31, 2017	$8,319,417
August 31, 2017	$17,893,384
September 30, 2017	$32,317,865
October 31, 2017	$54,230,446
November 30, 2017	$78,112,407
December 31, 2017	$98,853,423

For subsequent reporting periods, Bank and Borrower hereby agree that, on or before January 30th of each year during the term of this Agreement, Borrower shall provide Bank with a budget for such year, which shall be approved by Borrower’s Board of Directors, and Bank shall use that budget to establish the minimum Revenue amounts (and calculation thereof) for such year, in good faith consultation with Borrower, with such amounts being incorporated herein by an amendment, which Borrower hereby agrees to execute. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.”

2.                   Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

3.                   Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

4.                   As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)                 this Amendment, duly executed by Borrower;

(b)                all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts; and

(c)                 such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

5.                   This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

DRAFTKINGS INC.

By:	/s/ Tim Dent

Title:	CFO

PACIFIC WESTERN BANK

By:	/s/ Ben Puttison

Title:	SVP

[Signature Page to First Amendment to Amended and Restated Loan & Security Agreement]